UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

HarborOne Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARBORONE BANCORP, INC. ATTN: INEZ FRIEDMAN-BOYCE 770 OAK STREET BROCKTON, MA 02301 Your Vote Counts! HARBORONE BANCORP, INC. 2021 Annual Meeting Vote by May 25, 2021 11:59 PM ET D44912-P48487 You invested in HARBORONE BANCORP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 26, 2021. Get informed before you vote View the Notice of the Annual Meeting, 2021 Proxy Statement, and the 2020 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 26, 2021 10:00 AM EDT www.virtualshareholdermeeting.com/HONE2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting to be held on May 26, 2021. Please follow the instructions on the reverse side to vote on these important matters. Voting Items To elect the four Class II director nominees named in the proxy statement to serve on our Board of Directors for a term of three years and until their respective successors are duly elected and qualified. 1a. Gordon Jezard 1b. Wallace H. Peckham, III 1c. William A. Payne 1d. Mandy Lee Berman To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Board Recommends For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D44913-P48487